June 12, 2012

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	Schwab Treasury Obligations Money Fund (File Nos. 33-31894 and 811-5954)

Ladies and Gentlemen:

On behalf of Charles Schwab Family of Funds, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the Prospectus with respect to the (i) Schwab Treasury Obligations Fund (Value Advantage Shares), dated April 6, 2012, as supplemented June 4, 2012, and (ii) Schwab Treasury Obligations Fund (Sweep Shares) dated April 30, 2012, as amended June 4, 2012, filed pursuant to Rule 497(e) under the Securities Act of 1933, (the “497 Filing”). The purpose of this filing is to submit the 497 Filing in XBRL for the Fund.

Any questions or comments on the 497 Filing should be directed to the undersigned at (415) 667-0780.

Very truly yours,

/s/ Christine Pierangeli
Christine Pierangeli
Corporate Counsel